UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2008

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CHARMING SHOPPES, INC.
(Exact name of registrant as specified in its charter)

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PENNSYLVANIA	000-07258	23-1721355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
450 WINKS LANE, BENSALEM, PA (Address of principal executive offices)		19020 (Zip Code)

Registrant’s telephone number, including area code: (215) 245-9100

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(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 5, 2008, the Board of Directors of Charming Shoppes, Inc. (the “Company”) amended the By-laws of the Company, to be effective following the 2008 Annual Meeting of Shareholders, whereby Sections 5.01, 5.07 and 5.09 of the By-laws were amended to separate the duties of Chairman of the Board and Chief Executive Officer and to require that the Chairman of the Board be independent.  A copy of the amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended Section 5.01, 5.07 and 5.09 to the By-laws, as Amended and Restated, of Charming Shoppes, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARMING SHOPPES, INC.

Date: May 9, 2008	By: /S/ ERIC M. SPECTER
Eric M. Specter
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended Section 5.01, 5.07 and 5.09 to the By-laws, as Amended and Restated, of Charming Shoppes, Inc.

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